Exhibit 10.1

Execution Version

EXTENSION AGREEMENT

November 9, 2023

JPMorgan Chase Bank, N.A., as the Agent

under the Credit Agreement referred to below

JPMorgan Chase Bank, N.A.

500 Stanton Christiana Road, Floor 1

Newark, Delaware 19713

Attention: Benjamin Outten

JPMorgan Chase Bank, N.A.

8181 Communications Pkwy

Plano, Texas 75024

Attention: Oswin Joseph

Ladies and Gentlemen:

Reference is made to (i) the Revolving Credit Agreement, dated as of November 9, 2021 (as amended by that certain First Amendment to Revolving Credit Agreement, dated as of November 9, 2022, and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), among Oncor Electric Delivery Company LLC, as the Borrower, the banks and other financial institutions party thereto as Lenders, JPMorgan Chase Bank, N.A., as the Agent and the Swingline Lender, and the Fronting Banks party thereto, and (ii) the Borrower’s request contained in its Extension Request Letter, dated September 22, 2023 (the “Extension Request”), for (A) an extension of the Commitment Termination Date to November 9, 2028, and (B) the related extensions of the Swingline Termination Date and the Fronting Bank Termination Date, in each case, to the date that is three Business Days before November 9, 2028 (such extensions, collectively, the “Extension”). Unless otherwise indicated, capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement.

In response to the Extension Request, (i) each undersigned Lender agrees to extend its Commitment Termination Date to November 9, 2028, and (ii) the Swingline Lender and each undersigned Fronting Bank agrees to extend its Swingline Termination Date or Fronting Bank Termination Date, as applicable, to the date that is three Business Days before November 9, 2028, the Extension to be effective on November 9, 2023 (the “Extension Date”).

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. Except as specifically provided above, (i) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects by the parties hereto, and (ii) the execution and delivery of this Extension Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any other Credit Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Documents. This Extension Agreement constitutes a Credit Document and is subject to the provisions of Sections 8.05, 8.07, 8.10, 8.11, 8.12, 8.15, and 8.19 of the Credit Agreement, each of which is incorporated herein by reference, mutatis mutandis. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

For the avoidance of doubt, this Extension Agreement constitutes an extension of the Commitment Termination Date, Swingline Termination Date and Fronting Bank Termination Date (as set forth above) and amendment of such defined terms in the Credit Agreement, in each case, made pursuant to Section 2.20 of the Credit Agreement, and following the date hereof, there shall be zero (0) extension options available pursuant to Section 2.20 of the Credit Agreement.

[Signature pages follow]

Extension Agreement (Oncor)

BARCLAYS BANK PLC

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Extension Agreement (Oncor)

THE BANK OF NEW YORK MELLON

By:	/s/ Molly H. Ross
Name: Molly H. Ross
Title: Senior Vice President

Extension Agreement (Oncor)

MIZUHO BANK, LTD.

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

Extension Agreement (Oncor)

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By:	/s/ Betty Chang
Name: Betty Chang
Title: Authorized Signatory

Extension Agreement (Oncor)

CITIBANK, N.A., as a Co-Sustainability
Structuring Agent, Fronting Bank and Lender

By:	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

Extension Agreement (Oncor)

COMERICA BANK

By:	/s/ John Smithson
Name: John Smithson
Title: Vice President

Extension Agreement (Oncor)

MUFG BANK, LTD.

By:	/s/ Jeffrey Fesenmaier
Name: Jeffrey Fesenmaier
Title: Managing Director

Extension Agreement (Oncor)

ROYAL BANK OF CANADA

By:	/s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

Extension Agreement (Oncor)

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Suela Von Bargen
Name: Suela Von Bargen
Title: Director

Extension Agreement (Oncor)

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph McElhinny
Name: Joseph McElhinny
Title: Senior Vice President

Extension Agreement (Oncor)

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

Extension Agreement (Oncor)

BOKF, NA DBA BANK OF TEXAS,
AS LENDER

By:	/s/ Jeff Gulczynski
Name: Jeff Gulczynski
Title: SVP

Extension Agreement (Oncor)

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ John M. Eyerman
Name: John M. Eyerman
Title: Senior Vice President

Extension Agreement (Oncor)

AGREED AND ACCEPTED:

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin Fease
Name: Kevin Fease
Title: Vice President and Treasurer

Extension Agreement (Oncor)

JPMORGAN CHASE BANK, N.A.,
as Agent, Swingline Lender and a Lender

By:	/s/ Oswin Joseph
Name: Oswin Joseph
Title: Executive Director

Extension Agreement (Oncor)